EXHIBIT 32.1
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
     In connection with the accompanying Quarterly Report of QUALCOMM Incorporated (the Company) on Form 10-Q for the fiscal quarter ended December 26, 2010 (the Report), I, Paul E. Jacobs, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: January 26, 2011

/s/ Paul E. Jacobs
Paul E. Jacobs,
Chief Executive Officer and Chairman